Exhibit 10.3
SECOND AMENDMENT TO AMENDED
AND RESTATED LOAN AGREEMENT

This is a Second Amendment to Amended and Restated Loan Agreement (this "Second Amendment") effective as of the 30th day of September, 2007, between VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division ("Valley"), a New York corporation having an office at 275 Madison Avenue, New York, NY 10016, Bank Leumi USA ("Leumi"), having an office at 562 Fifth Avenue, New York, New York 10036, Israel Discount Bank of New York ("IDB"), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company ("M&T"), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the "Borrower"). Capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

WHEREAS, Lender and Borrower entered into a certain Amended and Restated Loan Agreement made as of the 4th day of June, 2004 (the "Loan Agreement") as amended from time to time;

WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement as of the date set forth above upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1. Section 5.03 "Financial Requirements", subsection "Fixed Charge Coverage Ratio" of the Loan Agreement is amended by deleting the numbers and words "1.35 to 1.00" and inserting in its place and stead the numbers and words "1.20 to 1.00".

2. All terms and conditions of the Loan Agreement, except as modified by this agreement are hereby affirmed and ratified.

3. Borrower hereby represents and warrants that:

(a)
Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)
Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(c)
As of the date hereof it is legally, validly and enforceably indebted to Valley under its Revolving Credit Note in the principal amount of $0, to M&T under its Revolving Credit Note in the principal amount of SO, to Leumi under its Revolving Credit Note in the principal amount of $0, to IDB under its Revolving Credit Note in the principal amount of $0, all of which amounts are due without offset; claim, defense, counterclaim or right of recoupment; and

(d)
Borrower and each Guarantor hereby release and discharge Lender from all claims or liabilities in any way arising from or in any way connected with the Loan Agreement or the Loan Documents to the extent arising through the date of execution hereof.

4. This Second Amendment shall be governed and construed in accordance with the laws of the State of New York.

5. No modification or waiver of or with respect to any provisions of this Second Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower or any Guarantor in any case shall, of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

6. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof; in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the Second Amendment in any jurisdiction.

7. This Second Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

8. This Second Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this Second Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have set their hands hereto effective on September 30, 2007.

VNB NEW YORK CORP.	ONE LIBERTY PROPERTIES, INC.

By:	By:
Name: Andrew S. Baron	By: Mark H. Lundy, Senior Vice President

BANK LEUMI USA	OLP CHATTANOOGA, INC.

By:	By:
Name: Cynthia C. Wilbur	Mark H. Lundy, Senior Vice President
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK	OLP PALM BEACH, INC.

By:	By:
Name: Marc Cooper	Mark H. Lundy, Senior Vice President
Title: First Vice President

OLP TEXAS, INC.

By:
Mark H. Lundy, Senior Vice President

MANUFACTURERS AND TRADERS	OLP HAMILTON, INC. TRUST COMPANY

By:	By:
Name: Daniel Parente	Mark H. Lundy, Senior Vice President
Title: Banking Officer

OLP CHULA VISTA CORP.

By:
Mark H. Lundy, Senior Vice President

SCHEDULE 1.01
GUARANTORS

NAME	JURISDICTION	TYPE OF ENTITY
OLP CHATTANOOGA, INC,	Tennessee	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP PALM BEACH, INC.	Florida	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP TEXAS, INC.	Texas	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HAMILTON, INC.	New York	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP CHULA VISTA CORP.	California	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP THEATRES LLC	Delaware	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP MOVIES LLC	Delaware	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP TUCKER LLC	Georgia	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP LAKE WORTH LLC	Florida	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP-NNN MANAGER LLC	Delaware	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP ATHENS LLC	Georgia	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HANOVER I LLC	Pennsylvania	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HANOVER PA, INC.	Pennsylvania	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SOMERVILLE LLC	Massachusetts	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP VETERANS HIGHWAY	New York	Limited Liability Company
LLC
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP GURNEE LLC	Delaware	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP IOWA, INC.	Iowa	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SAGINAW INC.	Michigan	Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP CENTERREACH, LLC	New York	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP DIXIE DRIVE HOUSTON,	Texas	Corporation
INC.
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SOUTH MILWAUKEE	Delaware	Limited Liability Company
MANAGER LLC
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SAVANNAH LLC	Delaware	Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

SCHEDULE 4.01(a)
Subsidiaries

Name

OLP BATAVIA, INC.
OLP IOWA, INC.
OLP TEXAS, INC.
OLP TSA GEORGIA, INC.
OLP DIXIE DRIVE HOUSTON, INC.
OLP GREENWOOD VILLAGE, COLORADO, INC.
OLP FT. MYERS, INC.
OLP RABRO DRIVE CORP.
OLP CHATTANOOGA, INC.
OLP COLUMBUS, INC.
OLP MESQUITE, INC.
OLP SOUTH HIGHWAY HOUSTON, INC.
OLP SELDEN, INC.
OLP PALM BEACH, INC.
OLP NEW HYDE PARK, INC.
OLP CHAMPAIGN, INC.
OLP EL PASO, INC.
OLP HAMILTON, INC.
OLP PLANO, INC.
OLP HANOVER PA, INC.
OLP GRAND RAPIDS, INC.
OLP PLANO I, L.P.
OLP EL PASO I, L.P.
OLP HANOVER I LLC
OLP PLANO LLC
OLP EL PASO I LLC
OLP THEATRES LLC
OLP RONKONKOMA LLC
OLP HAUPPAUGE, LLC
OLP LAKE CHARLES LLC
OLP MOVIES LLC
OLP TUCKER LLC
OLP LAKE WORTH LLC
OLP SOMMERVILLE LLC
OLP MARCUS DRIVE LLC
OLP LOS ANGELES, INC.
OLP NEWARK LLC
OLP GP INC.
OLP TEXAS I, LP
OLP KNOXVILLE LLC
OLP SAGINAW INC.
OLP CENTERREACH, LLC
OLP-NNN MANAGER LLC
OLP ATHENS LLC
OLP TEXAS LLC
OLP VETERANS HIGHWAY LLC
OLP GURNEE LCC
OLP GREENSBORO LLC

OLP ONALASKA LLC
OLP ST. CLOUD LLC
OLP CCANTIOCH LLC
OLP CCFERGUSON LLC
OLP CCST. LOUIS LLC
OLP CCFLORENCE LLC
OLP CCFAIRVIEW HEIGHTS LLC
OLP TOMLINSON LLC
OLP PARSPPANY LLC
OLP HAVERTPORTFOLIO
OLP HAVERTY'S LLX
OLP HAVERTPORTFOLIO GP LLC
OLP MAINE LLC
OLP LA-MS LLC
OLP BALTIMORE LLC
OLP IOWA, INC.
OLP CHULA VISTA CORP.
OLP SOUTH MILWAUKEE MANAGER LLC
OLP SAVANNAH LLC